                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 25, 2007 between Central Co-operative Bank Employee Stock Ownership Trust (the "ESOP") and Central Bancorp, Inc., a Massachusetts corporation ("Central Bancorp" together with the ESOP, the "Central Parties"), on the one hand, and Mendon Capital Advisors Corp. ("Mendon") on its own behalf and on behalf of Moors & Mendon Master Fund, L/P. ("Moors"), Mendon ACAM Master Fund, Ltd. ("ACAM") and Burnham Financial Services Fund ("Burnham")(Moors, ACAM and Burnham each a "Seller" and collectively, the "Sellers", and the Sellers, together with Mendon, the "Mendon Parties") on behalf of themselves and their respective affiliates (the Central Parties and the Mendon Parties together, collectively, the "Parties").

         WHEREAS, each Mendon Party owns that number of the issued and outstanding shares of common stock, par value $1.00 per share ("Common Stock"), of Central Bancorp, set forth opposite his or its name on Schedule A hereto (such Seller's "Contract Shares");

         WHEREAS, the ESOP desires to purchase from the Sellers, and each Seller desires to sell to the ESOP, all of such Seller's Contract Shares on the terms and subject to the conditions set forth herein; and

         WHEREAS, in order for the ESOP to finance its purchase of the Contract Shares, it will be necessary for Central Bancorp to complete a sale of trust preferred securities and use the proceeds thereof to refinance the ESOP's outstanding debt and loan to the ESOP funds sufficient for the ESOP to purchase the Contract Shares from the Sellers as contemplated by this Agreement.

         NOW THEREFORE, the Central Parties and the Mendon Parties agree as follows:

1.       PURCHASE AND SALE OF THE CONTRACT SHARES

         (a) Subject to the terms and conditions of this Agreement, including the accuracy of the representations and warranties set forth herein, the ESOP agrees to purchase from the Sellers, and the Sellers agree to sell to the ESOP, an aggregate of 109,600 shares of Common Stock at the Closing (as defined below).

         (b) The purchase price for the Contract Shares is $33.00 per Contract Share (the "Share Price").

         (c) At the Closing, each Seller shall deliver to the ESOP, in a form and in a manner reasonably acceptable to the Central Parties, all of such Seller's Contract Shares being sold at such time, free and clear of all liens, pledges, charges, equities, claims or other encumbrances, together with any further documents or instruments, including, if appropriate, stock powers duly endorsed in blank or stock transfer stamps affixed thereto, or certificates from broker-dealers previously holding liens on such shares or holding such shares for a Seller, reasonably requested by the ESOP.

         (d) At the Closing, the ESOP shall pay each Seller by wire transfer an amount equal to the Share Price multiplied by the number of Contract Shares being sold to the ESOP by such Seller.

2.       THE CLOSING

         (a) The Closing shall occur as soon as practicable but not later than five days after satisfaction or waiver of all of the conditions set forth in
Section 7 herein and shall be on such date and at such time and location as is mutually agreed by Central Bancorp and Mendon.

         (b) Upon payment by the ESOP to each Seller of the Share Price for such Seller's Contract Shares and delivery by each Seller of his or its Contract Shares to the ESOP the Closing shall have occurred and the purchase and sale of the Sellers' Contract Shares shall be deemed to be complete.

3.       STANDSTILL

         The Mendon Parties each agree that, for that period of time commencing at the Closing and continuing for five years following the Closing (the "Standstill Period"), they and their affiliates and associates (as defined in Rule 12b-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act")) will not (and they will not assist or encourage others to), directly or indirectly, in any manner, without prior written approval of the Board of Directors of Central Bancorp, knowingly:

         (a) acquire, offer to acquire, solicit an offer to sell or agree to acquire directly or indirectly, alone or in concert with others, by purchase, gift or otherwise, any direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) or any direct or indirect interest in any securities or direct or indirect rights, warrants or options to acquire, or securities convertible into or exchangeable for (collectively, an "Acquisition"), any securities of Central Bancorp ("Bancorp Securities");

         (b) make, or in any way participate in, directly or indirectly, alone or in concert with others, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission promulgated pursuant to Section 14 of the Exchange Act) or seek to advise or influence in any manner whatsoever any person with respect to the voting of any voting Bancorp Securities;

         (c) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting Bancorp Securities;

         (d) acquire, offer to acquire or agree to acquire, directly or indirectly, alone or in concert with others, by purchase, exchange or otherwise,
(i) any of the assets, tangible and intangible, of Central Bancorp or (ii) direct or indirect rights, warrants or options to acquire any assets of Central Bancorp;


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


         (e) arrange, or in any way participate, directly or indirectly, in any financing for the purchase of any Bancorp Securities or securities convertible or exchangeable into or exercisable for any Bancorp Securities or assets of Central Bancorp;

         (f) otherwise act, alone or in concert with others to seek to offer to Central Bancorp or any of its stockholders any business combination, restructuring, recapitalization or similar transaction to or with Central Bancorp or otherwise seek, alone or in concert with others to control or change the management, board of directors or policies of Central Bancorp or nominate any person as a director of Central Bancorp who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the stockholders of Central Bancorp; or

         (g) announce an intention to do, or enter into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (a) through (f) of this Paragraph 3, or publicly announce or disclose any request to be excused from any of the foregoing obligations of this Paragraph 3.

4.       DISCLOSURE OF THIS AGREEMENT

         The parties contemplate that Mendon will file a Schedule 13G amendment, that Central Bancorp will file a Form 8-K attaching this Agreement and that there will be no other public comments (except as required by applicable SEC regulations) by the Parties regarding this Agreement other than a press release by Central Bancorp factually summarizing this Agreement and referring to the Form 8-K filing.

5.       REPRESENTATIONS AND WARRANTIES OF THE MENDON PARTIES

         The Mendon Parties hereby represent and warrant, severally and not jointly, to the ESOP and Central Bancorp as of the date of this Agreement and the Closing:

         (a) Each Mendon Party has the requisite capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

         (b) The execution, delivery and performance of this Agreement by each of the Mendon Parties and the sale and delivery of the Contract Shares hereunder have been duly authorized by all necessary actions on the part of each Mendon Party and any necessary third party (including any consultation, approval or other action by or with any other person or governmental entity), and will not conflict with or result in a breach or violation of any of the terms or provisions of its certificate of incorporation or bylaws (if it is a corporation) or equivalent constituent documents or result in the material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor will any such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property.


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


         (c) This Agreement has been duly executed and delivered by each Mendon Party and constitutes a valid and binding obligation of each of the Mendon Parties, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (d) Each Seller has record and beneficial ownership of and good and valid title to such Seller's Contract Shares, and such ownership and title are free and clear of all liens, pledges, charges, equities, claims or other encumbrances.

         (e) Upon each delivery of the Contract Shares hereunder and payment therefor pursuant hereto, good and valid title to such Contract Shares, free and clear of all liens, pledges, charges, equities, claims and encumbrances, will pass to the ESOP.

         (f) Each Seller beneficially owns only those shares of Common Stock identified as Contract Shares with respect to such Seller on Schedule A hereto, and such Seller does not hold or beneficially own any other securities of Central Bancorp other than such Contract Shares, except that one of more of the Sellers owns 13,400 shares of Common Stock, which shares are subject to a Stock Purchase Agreement dated January 25, 2007 by and between the Mendon Parties and John D. Doherty.

         (g) Each of the Mendon Parties is not participating with any other person, other than the other Sellers, in any "group", as such term is used in Rule 13D under the Exchange Act, with respect to any Bancorp Security.

         (h) There is not pending or, to the knowledge of the Mendon Parties, threatened against any Mendon Party any action, suit or proceeding at law or in equity before any court, tribunal, governmental body, agency or official or any arbitrator that might affect the legality, validity or enforceability against any Mendon Party of this Agreement or such Mendon Party's ability to perform such Mendon Party's obligations hereunder.

         (i) No person or entity acting on behalf or under the authority of Seller is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated by this Agreement.

         (j) None of the Mendon Parties is an "Interested Stockholder" (as defined in Massachusetts General Law, Chapter 110F, Section 3(g)) under Massachusetts General Law, Chapter 110F Section 1 et seq., Business Combinations with Interested Shareholders) with respect to Central Bancorp, Inc. because the Mendon Parties own, in the aggregate, and each of the Mendon Parties individually owns, less than 15% of the outstanding voting stock thereof.


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

6.       REPRESENTATIONS AND WARRANTIES OF THE CENTRAL PARTIES

         Each of the Central Parties represents and warrants, solely for itself and not on behalf of or with respect to the other Central Party, to each of the Sellers as of the date of this Agreement and the Closing as follows:

         (a) Central Bancorp is duly organized and is validly existing under the laws of Massachusetts. The trust included in the ESOP is duly formed under the laws of the Commonwealth of Massachusetts and under the Employee Retirement Income Security Act of 1974, as amended.

         (b) ESOP has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

         (c) Except for the regulatory review and the refinancing of the ESOP loans contemplated by Paragraphs 7(a)(2) and (3) of this Agreement, respectively, the execution, delivery and performance of this Agreement by each of the Central Parties has been duly authorized by all necessary actions on the part of such Central Party and any necessary third party (including any consultation, approval or other action by or with any other person or governmental entity). The execution, delivery and performance of this Agreement by each of the Central Parties will not conflict with or result in a breach or violation of any of the terms or provisions of its articles of organization or bylaws, in the case of Central Bancorp, or plan or trust documents, in the case of the ESOP, or result in the material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, nor will any such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over it or its property.

         (d) This Agreement has been duly executed and delivered by each Central Party and constitutes a valid and binding obligation of the Central Parties, enforceable against each of the Central Parties in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (e) There is not pending or, to each of the Central Parties' knowledge, threatened against such Central Party any action, suit or proceeding at law or in equity before any court, tribunal, governmental body, agency or official or any arbitrator that might affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations hereunder.


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         (f)   No person or entity acting on behalf or under the authority of each ESOP is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated by this Agreement.

7.       CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

         (a) CONDITIONS TO THE OBLIGATIONS OF THE CENTRAL PARTIES. The obligations of the Central Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions, unless waived by the Central Parties:

               (1)   Trust Preferred Offering. Central Bancorp shall have
                     ------------------------
completed the offering and sale of at least $5.9 million in trust preferred securities.

               (2)   Regulatory Review. Any review of the transactions
                     -----------------
contemplated by this Agreement required under law, regulations or policies by regulatory authorities with jurisdiction over Central Bancorp, Central Cooperative Bank (the "Bank"), the ESOP and their affiliates shall have been completed, and no such regulatory authority shall have advised Central Bancorp, the Bank or the ESOP that it may not proceed to consummate the transactions contemplated by this Agreement.

               (3)   Refinancing and Termination of Existing ESOP Loan. The
                     -------------------------------------------------
ESOP shall have refinanced (with a new loan from Central Bancorp) and terminated the loan from an unaffiliated lender (the "Lender") pursuant to the agreement, dated October 16, 2003, as amended, among Gregory W. Boulos and Paul E. Bulman as trustees of the ESOP trust, Central Bancorp and the Lender.

               (4)   Representations and Warranties. The representations and
                     ------------------------------
warranties of the Mendon Parties contained in Paragraph 5 of this Agreement shall be true and correct, in all material respects, on and as of the Closing with the same effect as though made on and as of the Closing.

         (b)   CONDITIONS TO THE OBLIGATIONS OF SELLERS. The obligations of the
               ----------------------------------------
respective Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following condition, unless waived by Mendon:

               (1)   Representations and Warranties. The representations and
                     ------------------------------
warranties of the Central Parties parties contained in Paragraph 6 of this Agreement shall be true and correct, in all material respects, on and as of the Closing with the same effect as though made on and as of the Closing.


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


8.       TERMINATION

         This Agreement may be terminated at any time prior to the Closing (i) by mutual consent in writing of the Parties, (ii) by either the Central Parties, on the one hand, or the Sellers, on the other hand, in the event the Closing shall not have occurred within 30 days following the date of this Agreement,
(iii) by the Central Parties in the event any of the conditions set forth in Paragraph 7(a) herein is not satisfied as of the Closing, or (iv) by the Sellers in the event the condition set forth in Paragraph 7(b) herein is not satisfied as of the Closing.

9.       NON-DISPARAGEMENT

         During the Standstill Period, (i) the Mendon Parties agree not to disparage either of the Central Parties or any officers, directors (including director nominees) or employees of Central Bancorp or the Bank in any public forum, and (ii) the Central Parties agree not to disparage any of the Mendon Parties or any officers or employees of Mendon in any public forum.

10.      MISCELLANEOUS

         (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among each of the Central Parties and each of the Mendon Parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings and arrangements, whether oral or written, among the parties hereto.

         (b) EXPENSES. Each party hereto shall be responsible for and shall pay its own costs and expenses, including attorneys' fees and accountants' fees and expenses, incurred in connection with the negotiation, execution and delivery of this Agreement. Each Seller shall pay any transfer taxes imposed on transferors payable in connection with the sale of his or its Contract Shares to be sold by him or it hereunder.

         (c) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed in such Commonwealth without regard to the conflict of law principles thereof.

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall benefit and bind the successors and permitted assigns of the parties hereto. Any assignment of this Agreement by any party without the prior written consent of each of the other parties shall be void ab initio.

         (e) AMENDMENTS. This Agreement may only be amended or modified by a written instrument signed by all of the Parties hereto.

         (f) WAIVERS. No waiver of any provision of this Agreement by any party shall be deemed to be a continuing waiver of any provision of this Agreement by such party.


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


         (g) EQUITABLE RELIEF. The parties hereby expressly recognize and acknowledge that immediate, extensive and irreparable damage would result in the event the covenants and agreements in this Agreement are not specifically enforced. Therefore, in addition to, and not in limitation of, any other remedy available to the Central Parties and the Sellers, the respective rights of the Central Parties and Sellers and obligations of the Sellers and Central Parties, respectively, shall be enforceable in a court of equity by decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith.

         (h) COUNTERPARTS; DELIVERY. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery may be effected via facsimile.


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



         IN WITNESS WHEREOF, the Central Parties and each of the Mendon Parties have executed this Agreement on the date set forth below.

Dated:  January 25, 2007



For:  Mendon Capital Advisors Corp.:         For Central Bancorp, Inc.:
      On behalf of the Mendon Parties



/s/ Robert Bolton                            /s/ John D. Doherty
-----------------------------------          -----------------------------------
By:  Robert Bolton                       By: John D. Doherty
     Managing Director                       President


                                             For the Central Co-operative Bank
                                             Employee Stock Ownership Trust:


                                             /s/ Gregory W. Boulos
                                             -----------------------------------
                                         By: Gregory W. Boulos, Trustee


                                             /s/ Paul E. Bulman
                                             -----------------------------------
                                         By: Paul E. Bulman, Trustee


                                             /s/ Raymond Mannos
                                             -----------------------------------
                                         By: Raymond Mannos, Trustee



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


                                   SCHEDULE A


Name of Seller                              No. of Contract Shares Owned
--------------                              ----------------------------

Moors & Mendon Master Fund, L.P.                      5,139

Mendon ACAM Master Fund, Ltd.                         4,411

Burnham Financial Services Fund                     100,050






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